UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

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CANARGO ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 9, 2005

[Date] , 2005

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of CanArgo Energy Corporation (the “Company”) will be held at the offices of The American Stock Exchange, 86 Trinity Place, New York NY10006 on May 9, 2005 at 3.00 p.m. local time for the following purposes:

1.	To elect directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To approve the Company’s Change of Control Stock Option Plan; and

3.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on March 14, 2005 as the record date for determination of the stockholders entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. All holders of record of shares of the Company’s common stock at the close of business on the record date are entitled to vote at the meeting by sending in the proxy voting form PRIOR to the meeting by the specified deadline.

Please complete, date, sign and return the enclosed proxy card promptly to ensure that your shares will be represented at the annual meeting. If you attend the annual meeting you may vote in person unless you hold your shares in “street name” so please send in your proxy card ahead of time.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first served basis. Registration and seating will begin at 2:30 p.m. Each shareholder will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please ensure you return the proxy card by the deadline (indicated on the proxy card) in order to make sure your votes will be counted.

By Order of the Board of Directors,

Liz Landles
Corporate Secretary

[Date] , 2005, St. Peter Port, Guernsey, British Isles

CANARGO ENERGY CORPORATION
P.O. Box 291, St. Peter Port, Guernsey GY1 3RR, British Isles

PROXY STATEMENT

ABOUT THE MEETING

This proxy statement contains information relating to the annual meeting of stockholders of CanArgo Energy Corporation (the “Company”) to be held on May 9, 2005, beginning at 3.00 p.m., at the offices of American Stock Exchange 86 Trinity Place, New York NY10006, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about March 17, 2005 at the direction of the Board of Directors of the Company.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of our Change of Control Stock Option Plan, and such other matters as may be properly brought before the meeting. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 14, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting and at any postponements or adjournments thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s Common Stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 2.30 p.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

The presence at the meeting by proxy of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, [•] update this on March 14, 2005] shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least [•] [update this on March 14, 2005] votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it as directed on the form, it will be voted as you direct. A properly signed and dated proxy card which does not specify any voting directions will be voted in accordance with the recommendations of the Board.

Because the Company’s stock is traded on the American and the Oslo Stock Exchanges, two separate forms of substantially identical proxy cards are being mailed out to stockholders depending upon the manner in which stockholders hold their stock, that is, generally, to stockholders who hold their shares in registered or “street name” form and to those stockholders whose shareholdings are registered in the Verdipapirservice (“VPS”) system used in Norway. Please note that the appropriate proxy card must be received by the party listed on the proxy card as receiving your completed, dated and signed proxy (i.e., Signature Stock Transfer, Inc. or Registrars Department, Den Norske Bank, ASA, respectively) by the date and time set forth therein in order for the proxy to be counted in time to be voted at the annual meeting.

What if my shares are held in “Street Name”?

We will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of common stock, to forward this proxy statement and proxies to persons for whom they hold shares and to obtain authorization for the execution of proxies. If your shares of common stock are held in the name of a brokerage firm, bank or other nominee, only it can sign a proxy with respect to your shares. Accordingly, you will not be able to vote your shares in person if you attend the meeting. Instead, please contact the person responsible for your account and give instructions for a proxy representing your shares to be signed and voted as you direct.

If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum present at the meeting.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date, provided that you were a stockholder of record on the record date.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	For election of the nominated slate of directors (see Proposal 1); and

•	For the approval of the Company’s Change of Control Stock Option Plan (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion. If you sign your proxy but fail to mark your vote, your shares shall be voted in favor of all the proposals.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board and Executive Officers?

The members of the Board of Directors on the date of this proxy statement, the Committees of the Board on which they serve, and the Executive Officers of the Company are identified below:

Name	Age	Positions Held
David Robson	47	Chairman of the Board, Chief Executive Officer and President
Vincent McDonnell	46	Director, Chief Financial Officer and Chief Commercial Officer
Michael Ayre (1)	48	Director
Russ Hammond (1) (2)	63	Director
Nils Trulsvik (1) (2)	56	Director
Liz Landles	44	Corporate Secretary

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

See “Proposal 1. — Election of Directors” for biographical information regarding the Directors.

Liz Landles, a resident of Guernsey, was appointed Corporate Secretary on August 1, 2002, having served as Assistant Corporate Secretary of the Company since December 2000. Mrs Landles also acts as the Company’s Administration Manager and is responsible for organising the Company’s administrative activities. Mrs Landles has worked for the Company since October 1997, principally in an administrative role and more recently as a Director of some of the Company’s subsidiaries. She holds an Advanced Diploma of Business Administration and is a Fellow of The Institute of Business Administration (FInstBA).

Directors hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

The Company’s Board of Directors held ten meetings during the year ended December 31, 2004. No director has attended less than 75% of all meetings of the Board and those Committees on which he served in 2004.

The Board of Directors has standing Audit and Compensation Committees. The Board of Directors has not designated a nominating committee, the functions of such committee being performed by a majority of the independent directors.

Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is attached to this proxy statement as Annex I and is available on the Company’s website (www.canargo.com). The Audit Committee met four times during fiscal 2004.

The members of the Audit Committee at the end of 2004 were Michael Ayre (Chairman of the Audit Committee), Russ Hammond and Nils Trulsvik. All of the members of the Audit Committee are independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange. Mr Ayre, the Chairman of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined, in the exercise of its business judgment, that he has accounting and related financial management expertise within the meaning of the listing standards of the American Stock Exchange.

Compensation Committee. The members of the Compensation Committee at the end of 2004 were Nils Trulsvik and Russ Hammond. The function of the Compensation Committee is described in “Executive Compensation” below, under the heading “Compensation Committee Report on Executive Compensation.” In fiscal 2004, the Compensation Committee met 3 times. All of the members of the Committee are independent within the meaning of the listing standards of the American Stock Exchange.

How does the Board select nominees for the Board?

The Board does not have a nominating committee, the functions of which are performed by a majority of the independent directors who consider candidates for Board membership suggested by Board members, as well as management and stockholders and make recommendations for the Board’s selection. The Board may also retain a third-party executive search firm from time to time if it believes such engagement is advisable in order to identify suitable candidates. A shareholder who wishes to recommend a prospective nominee for the Board should notify any independent director in writing with whatever supporting material the shareholder considers appropriate.

Once the independent directors have identified a prospective nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or to expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines, in consultation with the independent directors and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Board. The Board then evaluates the prospective nominee against the following standards and qualifications, including:

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers and communities in which the Company operates.

The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more members of the Board, and others, including members of management, as appropriate. After completing this evaluation and interview, the Board determines the nominees after considering the recommendations and views of the directors and others as appropriate. The Board has adopted Resolutions addressing the nominations process and such related matters as may be required under U.S. federal securities laws and the rules of the American Stock Exchange (the “Exchange”). A copy of the Resolutions is attached as Annex II and is available on the Company’s website (www.canargo.com).

The Company has not received any nominations for director(s) from stockholders in connection with the forthcoming meeting.

How does the Board determine which directors are considered independent?

On April 21, 2004, the common stock began trading on the Exchange. In connection with its common stock listing the Company became subject to the new listing standards adopted by the Exchange. The full text of the American Stock Exchange requirements can be found on its website (www.amex.com).

Pursuant to Exchange requirements, the Board undertook its annual review of director independence in February 2005. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in the Exchange requirements, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that other than for David Robson and Vincent McDonnell all of the directors nominated for election at the annual meeting are independent of the Company and its management under the standards set forth in the requirements of the Exchange. In addition, as further required by the exchange’s listing standards, the Board has made an affirmative determination as to each independent director that no material relationships exist between any non-management director and the Company which, in the opinion of the Board, would interfere with the exercise of their independent judgment. David Robson and Vincent McDonnell are considered inside directors because of their employment as senior executives of the Company. We provide additional information regarding Mr Hammond under “Certain Relationships and Related Transactions” below.

How are non-employee directors compensated?

Base Compensation. In 2004 the Company paid directors’ fees on an adjusted quarterly basis at a rate of £38,920.60 Pounds Sterling (£) per year plus £1,000 for each meeting of the Audit Committee that they attend, as adjusted for a one time increase in fees payable in U.S. dollars that occurred in September 2004 (using an exchange rate of £1 = $1.927 as at December 31, 2004 (as quoted on www.oanda.com)). The Company also reimburses ordinary out-of-pocket expenses for attending Board and Committee meetings. Directors who are also employees of the Company receive no additional compensation for service as a director. The Company does not provide retirement benefits to directors under any current program.

Options. Each non-employee director that was serving in 2004 received options to purchase 255,000 shares of the Company’s common stock in fiscal 2004. Each option grant, vesting over two years in three equal tranches with the first tranche vesting immediately and having a seven-year term, permits the holder to purchase shares at $0.65, which exceeded their fair market value on the date of grant, which was $0.59 in the case of options granted in 2004. All of these options must be exercised within three months of termination, but in no event longer than the original expiration date of the option. Michael Ayre also received options to purchase 250,000 shares of the Company’s common stock on joining the Board of Directors in March 2004. These options vested immediately and have a five year term, with an option price of $1.00.

The following table shows the compensation paid to all persons who were non-employee directors, including their respective affiliates, during the fiscal year ended December 31, 2004:

	Directors Fees and	Consulting	Options and
Name	Other Compensation*	Payments	Warrants Granted
	$	$
Russ Hammond	$138,591(1)	—	255,000
Nils Trulsvik	$138,591(1)	—	255,000
Michael Ayre	$128,956(1)		505,000

(1)	Using December 31, 2004 exchange rate of £1 = $1.927 (as quoted on www.oanda.com)

*	The Directors compensation included a one time adjustment to their Directors’ fee in the amount of $75,000 which was paid in US Dollars ($). The balance of their compensation was paid in Pounds Sterling (£).

Certain Relationships and Related Transactions

Dr David Robson, Chief Executive Officer, provides all of his services to the Company through Vazon Energy Limited of which he is the Managing Director. See “Executive Compensation — Management Agreements” below for a description of Vazon Energy Limited’s agreement with the Company.

Mr Russ Hammond, a non-executive director of the Company, is also an Investment Advisor to Provincial Securities Limited who became a minority shareholder in the Norio and North Kumisi (Block XIc) Production Sharing Agreement through a farm-in agreement to the Norio MK72 well. On September 4, 2003 the Company concluded a deal to purchase Provincial Securities Limited’s minority interest in CanArgo Norio Ltd by a share swap for shares in the Company. The purchase was achieved by issuing 6 million restricted common shares in the Company to the minority interest holders in CanArgo Norio Ltd. Of the interests in CanArgo Norio Ltd, Provincial Securities Limited owned 4% and received 2,234,719 shares of the Company’s common stock. Provincial Securities Limited also has an interest in Tethys Petroleum Investments Limited, a company in which the Company holds a 45% interest, which was established to develop potential projects in Kazakhstan. Mr Hammond did not receive any compensation in connection with these transactions and disclaims any beneficial ownership of any shares of Company common stock received by Provincial Securities Limited. Mr. Julian Hammond, Mr. Hammond’s son, is employed by the Company as consultant providing investor relations services at an annual salary of £64,800 Pounds Sterling (£).

Transactions with affiliates or other related parties including management of affiliates are to be undertaken on the same basis as third party arms-length transactions. Transactions with affiliates are reviewed and voted on solely by the Audit Committee.

How do stockholders and employees communicate with the Board and the Audit Committee?

Stockholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to: Nils Trulsvik c/o The Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles in an envelope marked “Confidential”. The Corporate Secretary of the Company will promptly forward to Mr. Trulsvik all such correspondence. In addition, if you wish to communicate generally with the Board you may do so by writing to: The Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles. The Corporate Secretary of the Company reviews all such non-confidential correspondence and regularly forwards to the Board a summary of all correspondence as well as copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its Committees or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such non-confidential correspondence. Any shareholder and employee may submit at any time a good faith complaint regarding any questionable accounting, internal controls or auditing matters concerning the Company without fear of dismissal or retaliation of any kind. All such complaints are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. Confidential, anonymous reports may be made by writing to the Chair of the Audit Committee, c/o The Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles, in an envelope marked “Confidential”.

Does the Company have a Code of Ethics?

The Company has a single Code of Business Conduct and Ethics, which sets forth the Company’s standards of expected business conduct and which is applicable to all employees, including the chief executive officer, the principal financial officer, principal accounting officer or controller, and persons performing similar functions (each a “Principal Officer”), as well as the directors of the Company. A copy of the Company’s Code of Business Conduct and Ethics is available on the Company’s website (www.canargo.com). The Company intends to post amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to or affecting any Principal Officer) at this location on its website.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is responsible for the review and oversight of the Company’s performance with respect to its financial responsibilities and the integrity of the Company’s accounting and reporting practices. The Audit Committee, in its capacity as a Committee of the Board of Directors, is also responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the auditor regarding financial reporting), and each such registered public accounting firm must report directly to the Audit Committee. The Board of Directors has determined that the members of the Audit Committee are independent in accordance with American Stock Exchange listing standards and are financially literate, as required by such requirements, as such qualification is interpreted by the Board of Directors in its business judgment. The Audit Committee is composed of three non-employee directors and operates under a written charter, a copy of which is attached as Annex I.

The Company, not the Audit Committee or the independent auditor, is responsible for the preparation of its financial statements and its operating results and for the appropriate safekeeping of the Company’s assets. The independent auditor’s responsibility is to attest to the fair presentation of the financial statements. The role of the Audit Committee is to be satisfied that both the Company and the independent auditor discharge their respective responsibilities effectively. However, no member of the Audit Committee is professionally engaged in the practice of accounting or auditing of the Company’s accounts, including with respect to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

The Audit Committee held four meetings during the fiscal year 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, the Company, and the Company’s independent auditors, L J Soldinger Associates LLC. The Audit Committee discussed with L J Soldinger Associates LLC the overall scope and plan for their audit, and met with L J Soldinger Associates LLC, with and without management present. The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements, the Company’s internal accounting controls and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”.

The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”, and discussed their independence from the Company. The Audit Committee also reviewed, among other things, the amount of fees paid to PricewaterhouseCoopers LLP and L J Soldinger Associates LLC for audit and non-audit services.

In accordance with the rules of the SEC, the following chart outlines fees billed during the years ended December 31, 2004 and December 31, 2003 by L J Soldinger Associates LLC:

SERVICES PERFORMED	2004	2003
Audit Fees(1)	$527,645	$177,316
Audit-Related Fees(2)	$125,686	$23,897
Tax Fees(3)	$36,615	$113,140
All Other Fees(4)	—	—

Total Fees	$689,946	$314,353

NOTES TO PRECEDING TABLE

(1) Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements and audit services provided in connection with statutory and regulatory filings for those years.

(2) Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

(3) Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4) All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors and the Board approved, that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.

Michael Ayre, Chairman
Russ Hammond
Nils Trulsvik

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

The Compensation Committee of the Board has furnished the following report on executive compensation for fiscal 2004.

The Committee’s Responsibilities

The Compensation Committee of the Board of Directors is composed entirely of non-employee directors. The Compensation Committee is responsible for setting and administering policies which govern the Company’s executive compensation programs. The purpose of this report is to summarize the compensation philosophy and policies that the Compensation Committee applied in making executive compensation decisions in 2004.

Compensation Philosophy

The Compensation Committee has approved compensation programs intended to:

•	Attract and retain talented executive officers and key employees by providing total compensation competitive with that of other executives employed by companies of similar size, complexity and lines of business;

•	Motivate executives and key employees to achieve strong financial and operational performance;

•	Emphasize performance-based compensation, which balances rewards for short-term and long-term results;

•	Reward individual performance;

•	Link the interests of executives with stockholders by providing a significant portion of total pay in the form of stock incentives; and

•	Encourage long-term commitment to the Company.

The Compensation Committee held three meetings during fiscal 2004

Stock Based Compensation Plans

At December 31, 2004, stock options and warrants had been issued from the following stock based compensation plans:

•	1995 Long-Term Incentive Plan. Adopted by the Company in February 1996, this plan allows for up to 7,500,000 shares of the Company’s common stock to be issued to officers, directors, employees, consultants and advisors. As of December 31, 2004, 2,931,500 options issued under this plan were outstanding;

•	Amended and Restated CEI Plan. Adopted by the Company following the acquisition by the Company of CanArgo Oil & Gas Inc. in 1998, this plan allowed for 988,000 shares of the Company’s common stock to be issued to employees, consultants and advisors. As of December 31, 2004, 525,000 options issued under this plan were outstanding;

•	Special Stock Options and Warrants. Adopted by the Company in September 2000, this plan was created to allow the Company to retain and provide incentives to existing executive officers and directors and to allow recruitment of new officers and directors following the Company’s decision to relocate finance and administrative functions from Calgary, Canada, to London, England. As of December 31, 2004, 1,928,333 special stock options and warrants issued under this plan were outstanding; and

•	2004 Long Term Stock Incentive Plan. Adopted by the Company in May 2004, this plan allows for up to 10,000,000 shares of the Company’s common stock to be issued to officers, directors, employees, consultants and advisors. As of December 31, 2004, 5,088,000 options issued under this plan were outstanding.

Compensation Methodology

Each year the Compensation Committee reviews data from market surveys, proxy statements issued by competitors and independent consultants to assess the Company’s competitive position with respect to the following three components of executive compensation:

•	base salary;

•	annual incentives; and

•	long-term incentives.

The Compensation Committee also considers individual performance, level of responsibility, and skills and experience in making compensation decisions for each executive.

Components of Compensation

Base Salary: Base salaries for executives are determined based upon job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions obtained from market surveys, and competitive data obtained from consultants and staff research. The goal for the base pay component is to compensate executives at a level which approximates the median salaries of individuals in comparable positions with comparable companies in the oil and gas industry. The Compensation Committee approves all salary increases for executive officers.

Long-Term Incentive Compensation: The Compensation Committee has structured long-term incentive compensation to provide for an appropriate balance between rewarding performance and encouraging employee retention. Long-term incentives are granted primarily in the form of stock options. The purpose of stock options is to align compensation directly with increases in shareholder value. The number of options granted is determined by reviewing survey data to determine the compensation made to other executives and management employees in comparable positions with comparable companies in the oil and gas sector. In determining the number of options to be awarded, the Compensation Committee also considers the grant recipient’s qualitative and quantitative performance, the size of stock option awards in the past, and expectations of the grant recipient’s future performance.

In 2004, the Compensation Committee approved the grant of a series of new stock options to a broad range of employees and officers. The stock option awards were granted under the various available Company plans.

Compliance with Section 162(m) of the Internal Revenue Code

Under Section 162(m) of the Internal Revenue Code, the Company may not deduct annual compensation in excess of $1 million paid to certain employees; generally its Chief Executive Officer and its four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation. While the Compensation Committee intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards which would vest upon the passage of time or other compensation which would not result in qualification of those awards as performance-based compensation. It is not anticipated that compensation realized by any executive officer under the Company’s plans and programs now in effect will result in a material loss of tax deductions.

Compensation of the Chief Executive Officer

The Compensation Committee annually reviews the compensation of the Chief Executive Officer. The Chief Executive Officer participates in the same programs and receives compensation under the same programs as other executives. However, the Chief Executive Officer’s compensation reflects the greater policy and decision-making authority that the Chief Executive Officer holds and the higher level of responsibility he has with respect to the strategic direction of the Company and its financial and operating results. For 2004, the components of Dr. Robson’s compensation were:

•	Base Salary: After considering the Company’s overall performance and competitive practices, and the signing of a new contract, the Compensation Committee approved a base salary of £175,000 for Dr. Robson, effective January 1, 2004.

•	Performance Bonus: In September 2004, the Compensation Committee, after considering the overall performance of the Company, awarded the Chief Executive Officer a performance bonus of $150,000. There is no defined Short-Term Incentive scheme for the Chief Executive Officer, and any bonus is at the discretion of the Compensation Committee. Under Dr. Robson’s previous contract a quarterly Short-Term Incentive scheme was in place. This was replaced by a discretionary scheme in his new contract.

It is the Compensation Committee’s intention that, when taken together, the components of Dr. Robson’s pay, including base salary, performance, annual incentives, short-term incentive opportunity and long-term incentives, will result in compensation which approximates compensation paid by companies of similar size in the same industry.

This report has been provided by the Compensation Committee.

Nils Trulsvik, Chairman.
Russ Hammond

Compensation Committee Interlocks and Insider Participation

During 2004, the Company’s Compensation Committee consisted of Nils Trulsvik and Russ Hammond, both currently independent non-employee directors. See the section entitled “Certain Relationships and Related Transactions”.

Management Agreements

Dr David Robson serves as Chairman and Chief Executive Officer of the Company pursuant to an agreement with Vazon Energy Limited of which Dr Robson is the sole owner and Managing Director. Dr Robson through Vazon Energy Limited has signed a comprehensive Management Services Agreement with a rolling six-month termination notice period and a two-year non-competition clause effective from the date of termination of the agreement.

Under the terms of the Management Services Agreement Dr Robson received during 2004 a base salary of £14,583.33 per calendar month. Dr Robson is further entitled to a cash bonus payable at the discretion of the Compensation Committee (or failing that the Company’s Board) upon the occurrence of certain specified events reflecting the value to the Company of such an event. The Management Services Agreement does not contain any provisions in relation to stock options.

The Management Services Agreement became effective on June 30, 2000 and terminates on either party giving 6 months written notice to terminate in which case the agreement will terminate 6 months after receipt of the notice. Other grounds for termination are the liquidation or dissolution of the Company, mutual agreement of the parties to terminate and the occurrence of an Event of Default as defined in the Management Services Agreement. In the event of a “change of control” of the Company, the Company must give Dr Robson not less than 12 months written notice to terminate the Management Services Agreement. The Management Services Agreement contains a covenant in terms of which Dr Robson will not, for a period of two years following the termination of the agreement, directly or indirectly induce any consultant of the Company to terminate their employment, hire by direct approach any consultant of the Company, or in any way interfere with the relationship of the Company and any consultant, agent or representative. Furthermore, Dr Robson is prohibited from directly or indirectly soliciting, diverting or attempting to divert business or related business from the Company for a period of two years from the date of termination of the Management Services Agreement.

Under the terms of the agreement, Dr Robson has a duty not to disclose any confidential information of the Company and he must use such information solely for the benefit of the Company. Dr Robson has a contractual obligation under this agreement to disclose and deliver to the Company for its exclusive use and benefit any inventions as a direct result of work performed for the Company.

In terms of benefits, the Company will make a monthly contribution of 9% of base salary to Dr Robson’s pension requirements. Dr Robson will further be provided with life insurance with death cover of four times his base salary (excluding any bonus), permanent health insurance and comprehensive BUPA Travel Insurance.

The Management Services Contract does not contain any “gross-up” provisions for “excess parachute” payments, severance provisions or provisions requiring Dr Robson’s nomination to the Board of the Company.

Summary Compensation Table

The following table shows all compensation paid or accrued by the Company and its subsidiaries during the years ended December 31, 2004, 2003 and 2002 to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities as of such dates and one additional individual for whom disclosures would have been provided but for the fact that the individual was not serving as an executive officer as at December 31, 2004 (the “Named Officers”) for services rendered to the Company and its subsidiaries during each of the past three fiscal years.

Annual Compensation
					Securities	All Other
		Salary (6)			Underlying	Compensation
Name and Principal	Year			Bonus	options	(5), (6)
Position	Ended	(GBP)	($ equiv)	($)	/ SAR's	(GBP)	($ equiv)
David Robson	2004	175,000	337,225	150,000	3,500,000	15,750	30,350
Chairman & CEO (1)	2003	150,000	266,775	17,573	3,000,000	13,500	24,010
	2002	150,000	240,660	29,000	2,666,667	13,500	19,575

Vincent McDonnell	2004	140,000	269,780	150,000	1,200,000	12,600	24,280
CFO and CCO(2)	2003	120,000	213,420		600,000	10,800	19,207
	2002	106,000	170,066		300,000	9,540	13,822

Murray Chancellor	2002	120,000	192,528		0	10,800	15,660
COO (3)

Liz Landles	2004	73,625	141,875	75,000	610,000	6,626	12,769
Corporate Secretary (4)	2003	57,000	101,374		200,000	5,130	9,124
	2002	57,000	91,451		170,000	5,130	7,695

(1)	Dr Robson has served as Chairman and Chief Executive Officer since July 15, 1998 and provides services to the Company through Vazon Energy Limited.

(2)	Mr McDonnell has served as Chief Commercial Officer since April 1, 2001. Prior thereto he served as Commercial Manager from December 1, 2000. On September 18, 2002 he was appointed Chief Financial Officer of the Company and on May 2, 2003 he was appointed Director.

(3)	Mr Chancellor served as Chief Operating Officer from September 12, 2000 to March 31, 2003.

(4)	Mrs Landles has served as Company Secretary since August 1, 2002.

(5)	Primarily the Company’s contributions to or accruals with respect to non-Company sponsored individual retirement and pension plans.

(6)	Salaries and Other Compensation, excluding bonuses, were paid in UK Pounds Sterling (“GBP”). Bonuses were paid in US Dollars ($). Exchange rates used to convert from GBP to $ used were as follows; for 2002 1 GBP = $1.6044, for 2003 the year end rate of 1 GBP = $1.778 and for 2004 the year end rate of 1 GBP = $1.927.

Option Grants during the Year Ended December 31, 2004

The following table sets forth information concerning options granted to the Named Officers who were employed during the year ended December 31, 2004.

	Number of	% of Total
	Securities	Options			Grant Date
	Underlying	Granted to			Present Value (2)
	Options	Employees	Exercise	Expiration	Per
Name	Granted	in 2004	Price	Date	Share	Total
David Robson (1)	1,500,000	24%	$0.65	Sep 24, 2011	$0.52	$780,000
Vincent McDonnell (1)	900,000	14%	$0.65	Sep 24, 2011	$0.52	$468,000
Liz Landles (1)	510,000	8%	$0.65	Sep 24, 2011	$0.52	$265,200

(1)	The options were granted at an exercise price of $0.65 at the time of issue. All the options vest over two years from the date of issue, 1/3 vesting immediately, 1/3 after 1 year and 1/3 after 2 years.

(2)	The hypothetical value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the following table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

			Risk-Free
	Dividend		Interest	Expected
Exercise Price	Yield	Volatility	Rate	Term
$0.65	0.00%	102%	3.69%	7 Years

The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”

Pursuant to the terms of the Company’s various stock option plans, the Compensation Committee may, subject to each plan’s limits, modify the terms of outstanding options, including the exercise price and vesting schedule thereof. These values are not intended to forecast future appreciation of the Company’s stock price. The actual value, if any, which an executive officer may realize from his options (assuming that they are exercised) will depend solely on the increase in the market price of the shares acquired through option exercises over the exercise price, measured when the shares are sold.

Equity Compensation Plans

The following table sets forth information concerning equity compensation plans adopted by the Company as at December 31, 2004.

Plan Category
			Number of securities
			that remain available for
			future Issuance under
	Number of securities to	Weighted average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,544,500	$0.50	4,915,419
Equity compensation plans not approved by security holders	1,928,333	$0.71	—

Total	10,472,833	$0.54	4,915,419

The following is a brief summary of our four existing equity compensation plans and arrangements: the 1995 Long-Term Incentive Plan; the CEI Plan, the Special Stock Options and Warrants and the 2004 Long Term Stock Incentive Plan. The Special Stock Options and Warrants Plan is the sole equity compensation plan of the Company that has not been approved by our stockholders.

1995 Long-Term Incentive Plan.  The 1995 Plan was approved by our stockholders at the annual meeting of stockholders held on February 6, 1996. This Plan allows for up to 7,500,000 shares of the Company’s common stock to be issued to officers, directors, employees, consultants and advisors pursuant to the grant of stock based awards, including qualified and non-qualified stock options, restricted stock, stock appreciation rights and other stock based performance awards. As of December 31, 2004, options to acquire an aggregate of 2,931,500 shares of common stock had been granted under this Plan and were outstanding, 2,414,000 of which are currently vested. The plan expires on November 13, 2005.

The Amended and Restated CanArgo Energy Inc. Plan (the “CEI Plan”).  The CEI Plan (sometimes known as the CAOG Plan) was adopted by the Company’s Board of Directors on September 29, 1998. All Options outstanding under the Plan as of July 15, 1998 were assumed by the Company pursuant to the terms of an Amended and Restated Combination Agreement between the Company and CanArgo Energy Inc. dated February 2, 1998 which was approved by the Company’s stockholders on July 8, 1998. This Plan allowed for up to 1,250,000 shares (of which only 988,000 shares were registered) of the Company’s common stock to be issued to any director or full-time employee of the Company or a subsidiary of the Company

The Company’s Compensation Committee have the authority to determine the number of shares subject to each option, the option price, the expiration date of each option, the extent to which each option is exercisable during the term of the option and the other terms and conditions relating to each such option. As of December 31, 2004, five year options to acquire an aggregate of 525,000 shares of common stock had been granted under this Plan and were outstanding, all of which are currently 100% vested.

Special Stock Options and Warrants.  This plan was created to allow the Company to retain and provide incentives to existing executive officers and directors and to allow retirement of new officers and directors following the Company’s decision to relocate finance and administration functions from Calgary, Canada, to London, England. As of December 31, 2004, special stock options and warrants issued under this plan exercisable for an aggregate of 1,928,333 shares of common stock were outstanding, subject to customary anti-dilution adjustments..

The Special Stock Options were granted on September 1, 2000 at an exercise price of $1.437 per common share. They expire on September 1, 2005 and vested 1/2 on or after March 1, 2001, 1/4 on or after March 1, 2002 and 1/4 on or after March 1, 2003. The exercise period has been extended for serving directors and personnel by the Company’s Board of Directors.

The Special Stock Purchase Warrants were granted on September 1, 2000 at an exercise price of $1.27. They expire on September 1, 2005 and vested 100% on March 1, 2001. Under the terms of the plan the expiration date of the plan has been extended for serving directors by the Company’s Board of Directors.

Neither the Special Stock Options nor the Special Stock Purchase Warrants qualify as “Incentive Stock Options” within the meaning of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Accordingly, upon exercise, the holders of such options and warrants would be taxed on the same basis as holders of non-qualified stock options.

2004 Long Term Stock Incentive Plan.  The 2004 LTSIP was approved by our stockholders at the annual meeting of stockholders held on May 18, 2004. This Plan allows for up to 10,000,000 shares of the Company’s common stock to be issued to officers, directors, employees, consultants and advisors pursuant to the grant of stock based awards, including qualified and non-qualified stock options, restricted stock, stock appreciation rights and other stock based performance awards. As of December 31, 2004, seven year options to acquire an aggregate of 5,088,000 shares of common stock had been granted under this Plan and were outstanding, 1,696,000 of which are currently 100% vested. The 2004 Long Term Stock Incentive Plan will expire on May 17, 2014, although the Board of Directors may terminate the 2004 Long Term Stock Incentive Plan at any time prior to that date.

The above description of the 1995 Long-Term Incentive Plan is qualified in its entirety by reference to the copy of the plan filed as an exhibit to the Forms S-8 covering the Plan filed by the Company with the SEC on April 19, 1996, September 2, 1999 and September 21, 2001. The descriptions of the CEI Plan and the Special Stock Options and Warrants are qualified in their entirety to the copies of such plans filed as exhibits to the Form S-8 and Form S-3, filed by the Company with the SEC on July 17, 1998 and September 11, 2000, respectively. The description of the 2004 Long Term Stock Incentive Plan is qualified in is entirety by reference to the copy of the Plan filed as Exhibit 10.3 to the Current Report on Form 8-K dated June 3, 2004. The Company filed a Form S-8 covering the 2004 Long Term Stock Incentive Plan on September 24, 2004.

Option Values at December 31, 2004

The following table sets forth information concerning option exercises and the number and hypothetical value of stock options held by the Named Officers as at December 31, 2004.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Number of		Options Held at Fiscal		at Fiscal Year End
	Shares	Value	Year End (1)		($)
	Acquired	Realized
Name	on Exercise	($)	Exercisable	Un-exercisable	Exercisable	Un-exercisable

David Robson	1,000,000	1,054,756	2,500,000	1,000,000	2,500,000	1,000,000
Murray Chancellor	0	0	250,000	0	—	—
Vincent McDonnell	300,000	316,427	600,000	600,000	600,000	600,000
Liz Landles	100,000	105,476	270,000	340,000	270,000	340,000

(1)	The exercise of stock options is not dependent on performance criteria and may be exercised in full when vested.

(2)	Mr. Chancellor is a former employee of the Company. His options were not in-the-money as of December 31, 2004.

Performance Measurement Comparison

The chart set forth below shows the value of an investment of $100 on December 31, 1999 in each of the Company’s common stock, the NASDAQ Composite Index, the American Stock Exchange Index and a peer group of certain oil and gas exploration and development companies. The peer group consists of the following independent oil and gas exploration companies:, Aminex plc, Bow Valley Energy Ltd., EuroGas, JKX Oil & Gas plc, Centurion Energy International Inc., Lundin Oil AB, Ramco Energy plc and Soco International plc. A&B Geoscience Corporation, ASA, and Bitech Petroleum Corporation are no longer listed and have been removed from the peer group. As the Company is now listed on the American Stock Exchange the AMEX Index of listed stocks has been included in the comparison table and the corresponding NASDAQ Index comparison will not appear next year.

All values assume reinvestment of the pre-tax value of dividends paid by companies included in these indices and are calculated as of December 31 of each year. The share price performance is weighted based on market capitalisation using the number of outstanding shares at the beginning of each period. The historical stock price performance of the common stock shown in the performance graph below is not necessarily indicative of future stock price performance.

Year End	1999	2000	2001	2002	2003	2004
CNR	100	231	93	17	184	733
Peer Index	100	122	127	230	515	819
NASDAQ	100	61	42	29	43	47
AMEX	100	102	97	94	134	164

The Audit Committee Report, the Compensation Committee Report on Executive Compensation and the Stock Price Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates that Report or the Graph by specific reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of common stock of the Company as of the record date by (i) all those persons known by the Company to be beneficial owners of more than five percent of the outstanding common stock of the Company; (ii) each director; (iii) each executive officer named in the compensation tables above; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of these shareholders has sole voting and investment power with respect to the shares beneficially owned.

Security Ownership of Certain Beneficial Owners

	Amount and Nature of		Percent
Name of Beneficial Owner	Beneficial Ownership		of Class
State Street Research &	16,131,400	(a)	8.27%
Management Company, One Financial Centre, 31st Floor, Boston, MA 02111-2690

Persistency Limited,	13,361,900	(a)	7.07%
PO Box 309, Georgetown, Cayman Islands, British W.I.

(a)	Security ownership information for the beneficial owners is taken from the Forms 13G filed on January 27, 2005 and 13G and 13G/A filed on November 24, 2004

Security Ownership by Management

	Amount and Nature of		Percent
Name of Beneficial Owner	Beneficial Ownership		of Class
Non-Management Directors
Nils Trulsvik	432,450	(1)	*
Russ Hammond	185,000	(2)	*
Michael Ayre	425,000	(3)
Named Executive Officers
David Robson	2,957,760	(4)	1.6%
Vincent McDonnell	800,000	(5)	*
Murray Chancellor	250,000	(6)
Liz Landles	270,000	(7)	*
All Directors and executive officers as a group (6 persons)	5,320,210	(8)	2.8%

*	Less than 1%.

(1)	Includes 340,000 shares underlying presently exercisable options and warrants.

(2)	Includes 85,000 shares underlying presently exercisable options and warrants.

(3)	Includes 335,000 shares underlying presently exercisable options.

(4)	Includes 2,500,000 shares underlying presently exercisable options.

(5)	Includes 600,000 shares underlying presently exercisable options.

(6)	Includes 250,000 shares underlying presently exercisable options. Mr. Chancellor is a former employee of the Company.

(7)	Includes 270,000 shares underlying presently exercisable options

(8)	Includes 4,380,000 shares underlying presently exercisable options held by directors and executive officers as a group.

Description of Voting Securities

The Voting Securities of the Company consist solely of common stock. The common stock is voted as a single class on all matters. The common stock is entitled to one vote per share.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who own more than 10% of the registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Reporting persons are required by SEC Regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2004.

PROPOSAL 1. — ELECTION OF DIRECTORS

The current term of office of all of the Company’s directors expires at the 2005 annual meeting. A majority of the independent directors has nominated five persons to be elected directors at the annual meeting to hold office until the next annual meeting of stockholders and until the election of their respective successors. All of the nominees are currently serving as directors. Directors are elected by a plurality of votes cast; broker non-votes and votes withheld have no effect on the vote. If you do not wish your shares to be voted for a particular nominee, you may so indicate in the space provided on the proxy form or withhold authority. All proxies received by the Board of Directors will be voted FOR the nominees listed below if no direction to the contrary is given. Each of the nominees has consented to serve if elected. In the event that any nominee is unable or declines to serve, the proxies will be voted for the election of any alternate nominee who is designated by the Board of Directors.

The nominees for director are:

Dr David Robson, a resident of Guernsey, was elected a Director, Chairman of the Board and Chief Executive Officer of the Company on July 15, 1998 and subsequently President and Chief Executive Officer, being reappointed Chairman on November 21, 2002. He has also served as a Director, Chairman of the Board and Chief Executive Officer of the Company’s subsidiary, CanArgo Oil & Gas Inc., since July 1997, as President of CanArgo Oil & Gas Inc.’s subsidiary, Ninotsminda Oil Company Ltd, since 1996, and as Managing Director and sole owner of Vazon Energy Limited, a company which provides consulting services to the energy industry, since March 1997. From April 1992 until July 1993, Dr Robson was General Manager of JP Kenny/Intershelf Oil & Gas Resources, from July 1993 until December 1993, Operations Director of JP Kenny Exploration and Production Limited (“JP Kenny”), from December 1993 until November 1994, Managing Director, JP Kenny and from November 1994 until March 1997, Dr Robson was Chief Executive Officer of JKX Oil & Gas Plc. Prior to this he was employed in technical and commercial positions in Britoil plc, Hamilton Oil and Mobil. In June 2003 Dr Robson was awarded with the Order of Honour for services to the Georgian hydrocarbon extraction industry. He holds a B.Sc. (Hons) degree in Geology, a Ph.D. in Geochemistry and an MBA. Dr. Robson devotes substantially all of his time to the Company.

Vincent McDonnell, a resident of the UK, was elected a Director of the Company on May 2, 2003. He has served the Company as Chief Financial Officer since September 23, 2002. Prior thereto, he served the Company as Chief Commercial Officer from April 2001 and Commercial Manager from December 2000. Prior to joining the Company, he was an independent oil and gas consultant from May 1999 until October 2000. From 1994 until April 1999, Mr. McDonnell served as Commercial Manager of JKX Oil & Gas plc. Prior to 1994, Mr. McDonnell worked in various business, commercial and technical roles with a number of companies, including Mobil and Britoil. He holds a B.Sc (Hons.) degree in Geology, an M.Sc. degree in Geophysics and an MBA.

Michael Ayre, a resident of Guernsey, was elected a Director of the Company on March 5, 2004. He is currently Managing Director of Mees Pierson Reads, a trust management and financial advisory company. He was previously employed from 1983 to 1987 in the London office of Touche Ross & Co (now Deloitte) and the Guernsey office from 1981 to 1983 of Peat Marwick Mitchell (now KPMG). Mr Ayre is a member of the Chartered Association of Certified Accountants and the Chartered Institute of Taxation. He was formerly a non-executive director of Woolwich Guernsey Limited and is currently a non-executive director of the Guernsey subsidiaries of Unigestion, a Swiss fund management group.

Russ Hammond, a resident of the UK, was elected a Director of the Company on July 15, 1998. He has also served as a Director of the Company’s subsidiary, CanArgo Oil & Gas Inc., since June 1997. Although retired, Mr Hammond has over the past five years been an investment advisor to Provincial Securities Ltd, a private investment company. Mr Hammond has been Chairman of Terrenex Acquisition Corporation, an oil and gas and joint venture company since 1992 and a director of Cadiz Inc., a US public company, from 1989 to January 1999. In June 2003 Russ Hammond was awarded with the Order of Honour for services to the Georgian hydrocarbon extraction industry.

Nils Trulsvik, a resident of Norway, was elected a Director of the Company on August 17, 1994. He has served the Company as President and Chief Executive Officer from February 1997 to July 1998 and from November 1994 to March 1995; and as Executive Vice President from March 1995 to February 1997 and from September 1994 until November 1994. Since January 1999, Mr Trulsvik has served as the Chief Executive Officer of Force Petroleum Limited. From August 1998, Mr Trulsvik has been a partner in a consulting company, The Bridge Group. Mr. Trulsvik is a petroleum explorationist with extensive experience in petroleum exploration and development throughout the world. Prior to joining the Company, he held various positions with Nopec a.s., a Norwegian petroleum consultant group of companies of which he was a founder, including Managing Director from 1987 to 1993 and Special Advisor from 1993 to August 1994.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE. (Proposal 1)

PROPOSAL 2. — APPROVAL OF THE CHANGE OF CONTROL STOCK OPTION PLAN

The Board has unanimously approved the Change of Control Stock Option Plan (“CCSOP”) and has directed that it be submitted for the approval of the stockholders at the annual meeting. The CCSOP will become effective on the date of shareholder approval (the “Effective Date”).

The following description of the CCSOP is only a summary of the important provisions of the CCSOP and does not contain all of the terms and conditions of the CCSOP. A copy of the full text of the CCSOP is attached as Appendix III.

What Is the Purpose of the CCSOP?

The purpose of the CCSOP is, in the event the Company is acquired by another party or sells a significant part of its business to another party, to align the interests of management with the interests of shareholders in seeking to maximize the price at which the Company or its assets are sold. The CCSOP also is intended to compensate management for future loss of income and loss of potential capital appreciation of options. Management has spent many years building the Company and should be compensated in the event of a takeover for the loss in the ability to fully develop the Company to its full potential. The CCSOP is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

What Types of Options can be Granted Under the CCSOP?

Options available for grant under the CCSOP are nonqualified stock options for U.S. federal income tax purposes (“Options”).

How Will the CCSOP Be Administered?

•	The CCSOP will be administered by the Compensation Committee (or such other committee established by the Board), which shall consist of at least two (2) directors, appointed by the Board, who are “Non-Employee Directors” as defined by the SEC under Rule 16b-3.

•	The term of office of the Compensation Committee members is fixed from time to time by the Board of Directors. The Board may from time to time remove members from the Compensation Committee, with or without cause, or add members to the Compensation Committee. Vacancies in the Compensation Committee, however caused, will be filled by the Board.

•	Subject to the express terms and conditions of the CCSOP, the Compensation Committee will have full power to grant Options, to construe or interpret the CCSOP, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the CCSOP, the Compensation Committee may also determine which persons shall be granted Options, the number of shares subject to each Option and the time at which Options shall be granted. Such determinations will be final and binding.

How Much Stock Will Be Available Under the CCSOP?

The only class of stock subject to Options under the CCSOP is common stock. The maximum number of shares of common stock with respect to which Options may be granted is 20,000,000 shares, which together with the number of shares issued or issuable under the Company’s other stock incentive plans represents approximately 15% of the Company’s issued and outstanding shares of common stock; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Options which are cancelled, forfeited, terminated or expire unexercised will again be available for grants and issuance under the CCSOP.

Who Is Eligible to Participate in the CCSOP?

•	Persons eligible for Options under the CCSOP will be limited to officers and other employees of the Company and our subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Company and our subsidiaries (“Eligible Persons”).

•	The Compensation Committee will select who will receive Options and the number of shares subject to any Option grant.

What Happens If the Number of Outstanding Shares Changes Because of a Merger, Consolidation, Recapitalization or Reorganization?

In the event that our outstanding shares of common stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the CCSOP and the number and/or the option price of shares subject to outstanding Options under the CCSOP may be adjusted at the sole discretion of the Compensation Committee to the extent that the Compensation Committee determines to be appropriate, provided, however, that the number of shares subject to any Options will always be a whole number.

When Will the CCSOP Terminate?

The CCSOP will expire on May 9, 2015, but the Board of Directors may terminate the CCSOP at any time prior to that date and Options granted prior to such termination may extend beyond such date. Termination of the CCSOP will not alter or impair, without the consent of the optionee, any of the rights or obligations of any Option granted under the CCSOP.

What Changes Can the Board Make to the CCSOP?

The Board may from time to time alter, amend, suspend or discontinue the CCSOP. However, no such action of the Board may alter the provisions of the CCSOP so as to alter any outstanding Options to the detriment of the optionee without the optionee’s consent, and no amendment to the CCSOP may be made without stockholder approval if such amendment would materially increase the benefits to the optionees, materially increase the number of shares issuable under the CCSOP, reduce below 100% of the fair market value on the date of grant the price per share of which any Option may be exercised, extend the term of the CCSOP or the period during which Options may be granted or exercised, expand the types of options or awards provided under the CCSOP, expand the class of participants or materially modify requirements as to eligibility to participate in the CCSOP.

What Are the Important Provisions of the CCSOP?

Option Price. All Options will have an exercise price equal to the fair market value of the common stock on the date the Option is granted.

Option Term. The Compensation Committee shall determine the expiration date of each Option. Options may terminate earlier as provided elsewhere herein.

Exercisability of Options. Options granted under the CCSOP shall become exercisable upon consummation of a Change of Control, as such term is defined in Section 5(c)(2) of the CCSOP.

Method of Exercise. Options may be exercised, in whole or in part, by giving us written notice of exercise specifying the optionee’s election to purchase shares subject to the Options. Upon exercise of Options and payment of the exercise price, we will issue shares out of the amount so authorized under the CCSOP. The exercise price of an Option shall be paid for in full (i) with cash (either by certified or bank check), (ii) at the sole discretion of the Compensation Committee, at the equivalent fair market value of common stock already owned by the optionee, (iii) at the sole discretion of the Compensation Committee, by applying a broker exercise notice pursuant to which a broker or dealer is instructed to sell a sufficient number of shares or loan the optionee a sufficient amount to pay the exercise price and remit such sum to the Company, or (iv) by a combination of the foregoing. The Compensation Committee may require any person exercising an Option to remit to us, prior to receiving shares pursuant to such exercise, an amount sufficient to satisfy any federal, state, local or foreign tax withholding requirements.

Unless the Compensation Committee determines otherwise at the time of grant, during the 60-day period after a Change of Control, each optionee (other than (i) a member of the Compensation Committee or (ii) an optionee who initiated a Change of Control in a capacity other than as one of our officers or directors) shall have the right to elect, by giving us written notice, to surrender all or part of the Option to us and to receive in cash (in lieu of exercising the Option) an amount equal to the amount by which the fair market value per share of the common stock on the date of exercise exceeds the exercise price per share under the Option multiplied by the number of shares of common stock granted under the Option as to which such right is exercised.

However, any officer, director or 10% Owner of our capital stock (collectively, an “Insider”) may only settle such right pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election, provided that the Change of Control transaction was approved by our stockholders (excluding Insider stockholders).

Restrictions on Transferability. The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of the Options granted under the CCSOP as it deems appropriate. Any such restrictions shall be set forth in the Stock Option Agreement with respect to such Options.

Effect of Termination of Employment, Death, Retirement or Permanent Disability. Except as hereinafter provided, every Option granted pursuant to the CCSOP shall terminate on the earlier to occur of (i) the fixed expiration date set forth in the Option Agreement; and (ii) if an employee ceases to be employed by us by reason of death, retirement, permanent disability, or involuntary termination by us without cause, then 12 months after such cessation of employment. For this purpose, the terms retirement, permanent disability and cause have the meanings described in Section 5(f) of the CCSOP.

Effect of Termination for Other Reasons. If an optionee’s relationship or employment by us terminates for any reason other than death, retirement, permanent disability or involuntary termination by us without cause, every Option granted to the optionee pursuant to the CCSOP shall terminate effective as of the termination date. Transfers of employees among our affiliates and authorized leaves of absence are not deemed terminations of employment.

Option Buyout or Substitution. The Compensation Committee may at any time offer to repurchase an Option and may substitute new Options for previously granted Options, including Options having a higher exercise price (subject to the receipt of shareholder approval if required under the Plan, stock exchange requirements or under Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), based on such terms and conditions as the Compensation Committee shall establish at the time of such offer.

What are the U.S. Federal Income Tax Consequences of the CCSOP?

The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Options that are U.S. citizens or residents for U.S. federal income tax purposes and to us with respect to Options granted under the CCSOP. The CCSOP is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

No income is recognized by an optionee when an Option is granted. Except as described below, upon exercise of an Option an optionee is treated as having received ordinary income at the time of exercise in the amount equal to the difference between the option price paid and the then fair market value of the common stock acquired. We will be required to withhold tax thereon and will be entitled to a deduction at the same time and in an amount corresponding to such difference. The optionee’s basis in the common stock acquired upon exercise of an Option will be equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the common stock is generally treated as capital gain or loss.

Payment with common stock. The CCSOP allows an optionee to deliver common stock he already owns in payment of the option price. For any shares of common stock so exchanged, an amount equal to the fair market value thereof on the date tendered will be credited against the option price. In general, an optionee will not recognize gain with respect to any shares delivered to us in exchange for new shares acquired in the exercise of an Option.

In the event common stock is used to pay the option price for an Option, gain or loss will not be recognized in connection with such exchange to the extent that the number of shares of stock received on exercise does not exceed the number of shares of stock surrendered. The optionee’s basis in the new shares will be equal to the basis of the stock surrendered and the holding period thereof will include the holding period of the shares exchanged. The fair market value of any additional shares received upon exercise of an Option in exchange for stock (less any cash or other property paid in connection with the exercise), will constitute compensation to the optionee taxable as ordinary income. The optionee’s basis in these additional shares will be equal to the amount of compensation included in income plus any cash or value of other property paid upon exercise, and the holding period therefor will begin on the date of the exchange.

Individuals receiving Option grants under the CCSOP should consult their own tax advisor to determine the tax consequences in such optionee’s particular circumstances.

Cap on Company Deductions for Certain Compensation. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a cap on deductibility by the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the corporation or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Although certain stock-based compensation can qualify for this performance-based exception, Options granted under the CCSOP do not qualify.

Loss of Deduction With Respect to Excess Parachute Payments. Section 280G of the Code provides that no deduction is permitted with respect to any “excess parachute payment.” In general, a parachute payment is a payment that is contingent on a change in the ownership or control of a corporation made to a “disqualified individual” that exceeds certain threshold amounts specified in Section 280G. Because the Options issued under the CCSOP become exercisable only in the event of a Change of Control, it is possible that some or all of the deduction otherwise available to us with respect to the exercise of the Options could be disallowed by section 280G.

Registration with the Commission

We intend to file a Registration Statement on Form S-8 covering the CCSOP if the CCSOP is approved by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

STOCKHOLDER PROPOSALS

Any stockholder intending to submit to the Company a proposal for inclusion in the Company’s proxy statement and proxy for the 2006 annual meeting must submit such proposal so that it is received by the Company no later than October 15, 2005, and such proposal must otherwise comply with Rule 14a-8 under the Exchange Act. Proposals should be sent to Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles.

DISCRETIONARY AUTHORITY

While the Notice of the Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no present knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, to the persons named in the accompanying proxy to vote the shares represented thereby on all such additional matters properly brought before the annual meeting in accordance with their best judgment.

GENERAL

“Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles or or by facsimile to +44 1481 729 982.

Proxy Solicitation Costs. The costs of solicitation of proxies will be paid by the Company. The solicitation shall be by means of mail, telephone and personal contact. In addition to utilizing its directors, officers and other regular employees to solicit proxies, the Company has engaged Gambit a.s. to assist with the solicitation of proxies from stockholders residing in Norway. The Company pays Gambit a.s. a quarterly fee of $4,500 for services and the solicitation of proxies may incur extra charges. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

Representatives of L J Solindger Associates LLC are not expected to be present at the annual meeting.

FORM 10-K ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits) is being mailed together with this proxy statement. A copy of the Exhibits may be requested by any person in writing by addressing the request to the Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles and stating that such person is a beneficial owner of common stock of the Company. A charge equal to the reproduction cost of the exhibit will be made. We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 under which we file periodic reports, proxy statements and other information with the SEC. Copies of the reports, proxy statements and other information may be examined without charge at the Public Reference Section of the SEC, 450 Fifth Street, NW., Room 1024, Washington, D.C. 20549, or on the Internet at www.sec.gov. A copy of the Annual Report on Form 10-K is also accessible by following the links to “Investor Relations/Financial Statements” on the Company’s website at http://www.canargo.com.

The Company’s Code of Business Conduct and Ethics, the Audit Committee’s Charter and the Resolutions adopted by the Board of Directors regarding the nomination process are also all accessible by following the links to “Corporate Governance” on the Company’s web site. The Company will furnish copies of such documents without charge to any person requesting such documents in writing addressed to the Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles and stating that such person is a beneficial owner of common stock of the Company.

By Order of the Board of Directors, Liz Landles Corporate Secretary

Guernsey, British Isles
March • 2005

Annex I

CanArgo Energy Corporation

AUDIT COMMITTEE CHARTER

The Audit Committee of CanArgo Energy Corporation (the “Company”) is a standing committee of the Board of Directors whose primary function is to carry out a detailed and thorough review of audit matters, to be responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the auditor regarding financial reporting), to consider and approve related party transactions and to offer the Company’s auditors, Stockholders and employees a direct link to the non-executive Directors. This Committee will assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Stockholders and others, the internal control structure, the audit process, and adherence to applicable laws and regulations. Given the growing size and complexity of the Company, the Committee will apply reasonable materiality standards to all of its activities.

The Committee shall be solely comprised of independent members of the Board of Directors. The Board shall appoint Committee members and the Committee Chairman. There shall be not less than three members of the Committee. For purposes hereof, “independent” shall mean a director who both meets the American Stock Exchange and the Securities and Exchange Commission’s definition of independence as determined by the Board in its business judgment. Each member of the Audit Committee shall be financially literate and at least one member of the Audit committee shall have accounting or related financial management expertise, both as the Board interprets such qualifications in its business judgment. Also, at least one member of the Audit Committee shall meet the Securities and Exchange Commission’s definition of an “audit committee financial expert”, as determined by the Board in its business judgment. One member may satisfy both qualifications.

The Committee shall meet at least quarterly. No meeting shall be held unless a quorum of members is present. A majority of the members shall constitute a quorum. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The meetings may be in person or telephonically.

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The resources of the Company shall be available to the Committee to carry out its duties and, if needs be, the Committee may (at the Company’s cost) take external professional advice and invite outsiders with relevant experience to attend if necessary.

Specifically, the Committee shall:

1.	Retain and terminate the Company’s independent accountants, evaluate the performance and qualifications of the independent auditors and be directly responsible for the appointment, compensation and oversight of the work of any independent registered public accounting firm engaged by the Company. The Committee will also periodically consider the independence of the independent accountants, including an annual review of non-audit services provided and related fees received. This evaluation and review should include the evaluation and review of the lead partner of the independent registered public accounting firm including such partner’s regular rotation as required by law. In making its evaluations, the Audit Committee should take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall present its conclusions to the Board.

2.	Pre-approve all permissible non-audit services and all audit, review or attest engagements, and the compensation, fees and terms for such services provided by the independent auditors. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved. Establish policies and procedures as warranted for the pre-approval of services by the independent auditors and review such proposed services on a periodic basis. The Audit Committee shall also consider whether the independent auditor’s performance of permissible non-audit services is compatible with the auditor’s independence. The Audit Committee shall also review with the independent auditor the written statement from the auditor, required by the Independence Standards Board, concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

2.	Discuss with the external auditors before the annual audit commences the nature, scope and timing of the audit and ensure co-ordination where more than one audit firm is involved.

3.	Enquire of management, the independent accountants, the Chief Financial Officer and the Chief Executive Officer about significant risks or exposures to loss or liability facing the Company and enquire as to the steps management has taken to minimize such risks.

4.	Consider, in consultation with the independent accountants and the Chief Financial Officer, the combined audit scope and budget to ensure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

5.	Review with management and the independent accountants:

•	The Company’s quarterly and annual financial statements and related footnotes and the independent accountants’ report thereon, as applicable, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the adequacy of the Company’s internal controls, including management’s evaluation of and report on the Company’s disclosure controls and procedures and internal controls, any significant recommendations they may offer to improve disclosure controls and procedures and internal controls, major judgmental areas and significant adjustments resulting from the audit;

•	Any significant reserves, accruals or estimates which may have a material impact on the financial statements, including engineering reserves;

•	Any difficulties or disputes with management encountered by the independent accountants during the course of the audit and any instances of second opinions sought by management;

•	Management letters to the auditors;

•	Other matters related to the conduct of the audit and financial reviews which are communicated to the Committee under generally accepted auditing standards;

•	Review and approve any related party transactions; and

•	Review the performance of the Company’s Internal Audit Department and provide a direct line of communication between the Internal Audit Department, the independent accountants and the Board of Directors.

6.	Review and recommend approval to the Board of Directors of the inclusion of the Company’s financial statements in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other public filing documents that require approval of the Board of Directors.

7.	Consider and review with the independent accountants, management and the CFO:

•	The adequacy of the Company’s internal controls and any significant findings during the year and management’s responses thereto; and

•	Any difficulties encountered in the course of the independent accountants’ audits, including any restrictions on the scope of their work or access to required information.

8.	Consider with management and the independent accountants the possible impact on any pending changes in accounting standards or rules or any significant changes in the Company’s accounting policies.

9.	Meet periodically with the Company’s legal advisor (and other lawyers as required) to review legal and regulatory matters, including any material pending legal proceedings involving the Company and any reports received from regulators that may have a material impact on the Company’s financial statements, environmental compliance and financial liabilities or reserves.

10.	Meet periodically with the independent accountants in separate executive sessions without any member of the executive management present to discuss any matters that they or the Committee believe should be discussed privately with the Committee.

11.	Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate. Minutes will be taken for each Committee meeting which will then be approved at the next meeting.

12.	Review with the Chief Financial Officer, legal advisors, and the independent accountants, as appropriate, the results of their review of the Company’s monitoring compliance with the Company’s Code of Conduct.

13.	If appropriate, review any letter to be included in the annual report that describes the “Committee” composition and responsibilities and how they were discharged.

14.	Review the annual expense reports of the Chairman, Chief Executive and other key officers.

15.	Other Responsibilities:

•	Review the appointment and termination by the Chief Executive Officer of the Chief Financial Officer;

•	Review the adequacy of the Audit Committee Charter annually and evaluate the performance of the Audit Committee every two years and recommend such changes in the Charter as the Audit Committee may determine from time to time are appropriate.

•	Education and training for members of the Committee;

•	Periodic local visits to meet local managers on site;

•	Review with management and the auditors the potential risks facing the Company, the steps management is taking to mitigate such risks, and the adequacy of public disclosure of these risks; and

•	Receive, retain and consider complaints received by the Company regarding questionable accounting or auditing matters and internal accounting controls and in that connection:

•	Provide for the confidential, anonymous submission by employees and others of concerns regarding questionable accounting or auditing matters or internal accounting controls;

•	If warranted conduct investigations of management and others to determine the merits of any such concerns;

•	Retain independent counsel and other advisors if warranted to assist the Committee in connection with any such investigation;

•	Make recommendations for any remedial actions to be taken by the Company, if warranted, to correct any questionable accounting or auditing matter; and

•	If material, recommend the disclosure both to the public and to appropriate regulatory agencies of the results of any such investigation and any remedial actions to be taken by the Company in response thereto.

16.	Perform such other duties and responsibilities as may be assigned to the Audit Committee, from time to time, by the Board and/or the Chairman and Chief Executive Officer.

17.	Approved Minutes of Committee meetings shall be circulated to all members of the Board.

Annex II

CanArgo Energy Corporation

RESOLUTIONS ADOPTED REGARDING THE NOMINATION OF DIRECTORS

Upon the Unanimous Written Consent of Directors dated as of February 28, 2005 the Board of Directors adopted the following Resolutions.

RESOLVED: That the Board of Directors of the Corporation (the “Board”) deems it in the best interests of the Corporation and its stockholders, consistent with the requirements of the American Stock Exchange and the Securities and Exchange Commission, to adopt the following resolutions with regard to the process by which the Corporation nominates candidates for the position of director of the Corporation; and be it further

RESOLVED: That the Board hereby appoints an Ad Hoc Committee (the “Committee”) composed of at least three “independent” directors of the Board and delegates to the Committee the responsibility to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of shareholders. For purposes hereof, “independent” shall mean a director who both meets the American Stock Exchange and Securities and Exchange Commission definitions of “independence” as determined by the Board in its business judgment; and be it further

RESOLVED: That the Committee shall have the authority and responsibility to:

i.	Recommend to the Board candidates for election or reelection to the Board at each annual meeting of the shareholders of the Company.

ii.	Recommend to the Board candidates for election by the Board to fill vacancies occurring on the Board.

iii.	Consider shareholder nominees.

iv.	Establish the Board’s criteria for selecting new directors.

v.	Aid in attracting qualified candidates to serve on the Board.

vi.	Retain, consult with and seek advice from appropriate management personnel, outside consultants or attorneys on any of the above matters as the Committee may from time to time deem appropriate, including the sole authority to retain and terminate any search firm to be used to identify director candidates, and to approve such firms’ fees and other retention terms.

vii.	Appoint one or more subcommittees composed of one or more directors and delegate any of its authorities or responsibilities to such subcommittees, on any of the above matters, as the Committee may from time to time deem appropriate.

viii.	Report Committee actions to the Board.

ix.	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman and Chief Executive Officer;

and be it further

RESOLVED: That the Committee shall meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Committee determines. The Committee shall report to the full Board with respect to each meeting and shall make such reports to shareholders as are required by applicable regulations or as are deemed advisable in the Committee’s judgment. The majority of the members of the Committee shall constitute a quorum.

Annex III

CanArgo Energy Corporation

CHANGE OF CONTROL STOCK OPTION PLAN

     Section 1.    Purpose of the Plan.  The purpose of the Change of Control Stock Option Plan (the “Plan”) is to aid CanArgo Energy Corporation (the “Corporation”) and its subsidiaries in securing and retaining officers and other key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Corporation and its subsidiaries under circumstances which may involve a possible Change of Control (as hereinafter defined) of the Corporation. In addition, the Corporation expects that it will benefit from the added interest which the respective Optionees will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Common Stock of the Corporation (the “Stock”) in the event the Corporation becomes subject to a Change of Control.

     Section 2.    Administration.  (a) the Board of Directors of the Corporation (the “Board”) shall designate the Compensation Committee of the Board or another Committee, which may be a sub-committee of the Compensation Committee, to be composed of not less than two (2) Directors (such Committee being referred to herein as the “Committee”) who shall serve at the pleasure of the Board. Each member of the Committee shall be a “non-employee” director within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such Rule or any other comparable rule may be in effect from time to time, while serving on the Committee. The Board shall fill any vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its chairman and hold its meetings at such times and places as it may determine. A majority of the whole Committee present at a meeting at which a quorum is present, or an act approved in writing by all members of the Committee, shall be an act of the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board (provided the entire Board acting on the matter are disinterested persons), to grant to Eligible Persons (as defined herein) pursuant to the provisions of the Plan Options to purchase shares (“Option” and the recipients of Options being sometimes referred to herein as “Optionees”). The Committee shall also interpret the provisions of the Plan and any Option issued under the Plan (and any agreements relating thereto) and supervise the administration of the Plan. Any decision of the Committee with respect to a question arising out of or in connection with the administration, interpretation and/or application of the Plan shall be final and binding upon persons having any interest in the Plan or an Option granted under the Plan.

     (b) The Committee shall: (i) select the officers and other key employees of the Corporation and its subsidiaries to whom Options may from time to time be granted hereunder; (ii) determine the number of shares to be covered by each Option granted hereunder; (iii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder (including but not limited to any restriction and forfeiture condition on such Option and/or the shares of Stock relating thereto); and (iv) determine whether, to what extent and under what circumstances Options may be settled in cash.

     (c) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board (as and to the extent permitted hereunder) shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, employees and Plan Optionees.

     (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

     Section 3.    Stock Subject to the Plan.  Except as otherwise provided by this Section 3, the total number of shares of Stock available for distribution under the Plan is twenty million (20,000,000). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares that have been Optioned cease to be subject to Option because the Option has expired or has been deemed to have expired or has been surrendered pursuant to the Plan such shares shall be added back into the total number of shares of Stock available for grant and distribution under the Plan and again be subject to grant as Options under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares which may be delivered under the Plan, in the number and/or Option price of shares subject to outstanding Options granted under the Plan, and/or in the number of shares subject to restricted stock, deferred stock, or other Stock-based awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided that the number of shares subject to any Options shall always be a whole number. Such adjusted Option price shall also be used to determine the amount payable by the Corporation upon the exercise of any stock appreciation right associated with any Option. In addition, subject to the limitations provided in Section 7, the Committee is authorized to make adjustments in the terms and conditions of, and performance criteria relating to, Options in recognition of unusual or nonrecurring events (including, without limitation, events described in this paragraph) affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws, regulations or accounting principles.

     Section 4.    Eligibility.  Officers and other key employees of the Corporation and its subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Corporation and its subsidiaries are eligible to be granted Options under the Plan (each an “Eligible Person” and collectively “Eligible Persons”). The Optionees under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each Option.

     For purposes of the Plan, a “Subsidiary” of the Corporation shall be any corporation of which the Corporation owns, directly or indirectly, more than fifty percent of the outstanding voting securities.

     Section 5.    Options.  Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

     (a) Option Price. The purchase price per share of the Stock purchasable under an Option shall be determined by the Committee, but will be not less than 100% of the fair market value of the Stock on the date of the grant of the Option, as determined in accordance with procedures established by the Committee.

     (b) Option Period. The term of each Option shall be fixed by the Committee.

     (c) Exercisability. (1) Options shall become exercisable upon consummation of a Change of Control.

                                    (2) As used herein, “Change of Control” shall mean the occurrence of any of the following events:

(A) The acquisition by any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d) and 14(d) thereof, including, without limitation, any group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Corporation, any subsidiary of the Corporation and any employee benefit plan sponsored or maintained by the Corporation or any subsidiary of the Corporation (including any trustee of any such plan acting in its capacity as trustee)(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); or

(B) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) Consummation of a reorganization, merger or consolidation or other transaction involving the sale or other disposition of at least 51% of the consolidated assets of the Corporation determined in accordance with generally accepted United States accounting principles (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Corporation or at least 51% of the Corporation’s consolidated assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or entity except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors or individuals holding substantially equivalent positions of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(D) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     (d) Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash, either by certified or bank check, or, if and to the extent permitted by the Committee, by applying a “broker exercise notice” pursuant to which a broker or dealer is instructed to sell a sufficient number of shares or loan the Optionee a sufficient amount to pay the exercise price and remit such sum to the Corporation, or by exchanging whole shares of Stock owned by the Optionee (which are not the subject to any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents, and the fair market value of any such whole shares of Stock so tendered, valued (in accordance with procedures established by the Committee) as of the effective date of such exercise, is at least equal to such purchase price; provided, however, that (x) an Optionee (other than an Optionee who initiated a Change of Control in a capacity other than as an officer or director of the Corporation) who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder), during the 60-day period after six (6) months after a Change of Control, and (y) any other Optionee, during the six month (6) period from and after a Change of Control, who at the time of exercise is not an officer or director shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of the Stock being purchased under the Option and by giving written notice to the Corporation, to elect (within such respective periods) to surrender all or part of the Option to the Corporation and to receive in cash an amount equal to the amount by which the fair market value per share of the Stock on the date of exercise shall exceed the purchase price per share under the Option multiplied by the number of shares of the Stock granted under the Option as to which the right granted by this proviso shall have been exercised. However, any officer, director or 10% owner (collectively, “Insider”) may only settle the right granted by this proviso pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election, provided that the transaction giving rise to the Option of the right is approved by the Company’s shareholders (excluding Insider shareholders).

     The written notice provided by the Optionee shall specify the Optionee’s election to purchase shares subject to the Option or to receive the cash payment herein provided.

     Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize payment in whole or in part of the purchase price to be made in unrestricted stock already owned by the

Optionee, or in restricted stock or such other method of exercise as the Committee may determine at or after grant, consistent, in the case of Option grants to an Insider, with Section 16 of the Exchange Act and rules and regulations promulgated thereunder. The Committee may authorize such payment at or after grant. No shares of Stock shall be issued until full payment therefor has been made. Subject to paragraph (i) of this Section 5, an Optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the Optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

     (e) Restrictions on Transferability. The Committee, in its sole discretion, may impose such restrictions on the transferability of Options granted hereunder as it deems appropriate. Any such restrictions shall be set forth in the Option agreement with respect to such Options.

     (f) Termination of Employment by Death, Retirement or Permanent Disability and Termination by the Corporation Without Cause. Except to the extent otherwise provided by the Committee at or after the time of grant, if an Optionee’s employment by the Corporation and/or any of its subsidiaries terminates by reason of death, Retirement or Permanent Disability, or is terminated by the Corporation without Cause, Options granted to such Optionee pursuant to the Plan will expire twelve (12) after the date on which the Optionee’s last day of employment or on the expiration of the stated period of the Option whichever period is the shorter. As used herein, “Retirement” means, in the case of an Optionee employed by the Corporation or any of its affiliates, attainment of age 68 or such later date as the Committee may determine at the time of grant. An Optionee must, however, voluntarily terminate his or her employment in order for his or her termination of employment to be for “Retirement.” As used herein, “Permanent Disability” means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. As used herein, “Cause” means any action or failure to act that the Committee determines, in its sole discretion, was harmful to the business or reputation of the Corporation.

     (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee’s employment by the Corporation terminates for any reason other than death, Retirement, or Permanent Disability or a termination by the Corporation without Cause, Options held by the Optionee pursuant to the Plan shall immediately terminate.

     (i) Option Buyout. The Committee may at any time offer to repurchase an Option (other than an Option which has been held for less than six months by an Insider) based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

     (j) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an Option’s exercise shall be in the form of restricted stock or deferred stock, or may reserve the right to so provide after the time of grant.

     Section 6.    Transfer, Leave of Absence, etc.  For purposes of the Plan: (a) a transfer of an employee from the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another; (b) a leave of absence, duly authorized in writing by the Corporation, for military service or sickness, or for any other purposes approved by the Corporation if the period of such leave does not exceed 90 days; and (c) a leave of absence in excess of 90 days, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.

     Section 7.    Amendments and Termination.  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee under any Option theretofore granted, without the Optionee’s consent, or which without the approval of the shareholders would:

(a) except as is provided in Section 3 of the Plan, increase the total number of shares available for the purpose of the Plan;

(b) subsequent to the date of grant decrease the Option price of any Option to less than 100% of the fair market value on the date of the granting of the Option;

(c) extend the maximum Option period under Section 5(b) of the Plan;

(d) expand the types of options or awards provided under the Plan; or

(e) otherwise materially increase the benefits accruing to Optionees under, or materially, expand the class of participants or materially modify the requirements as to eligibility for participation in, the Plan.

     The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without such holder’s consent. Notwithstanding the foregoing, the Board or the Committee may, in its discretion, amend the Plan or terms of any outstanding Option held by a person then subject to Section 16 of the Exchange Act without the consent of any holder in order to preserve exemptions under said Section 16 which are or become available from time to time under rules of the Securities and Exchange Commission. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher Option prices.

     Section 8.    Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to an Optionee by the Corporation, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     Section 9.    Employment at Will.  Nothing contained in the Plan, or in any Option granted pursuant to the Plan, nor in any agreement made pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the Optionee’s employment at will or change the Optionee’s compensation at any time.

     Section 10.    General Provisions.  (a) The Committee may require each Optionee purchasing shares pursuant to an Option under the Plan to represent to and agree with the Corporation in writing that such Optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b) All certificates for shares of the Stock delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (c) Recipients of shares of restricted stock, deferred stock and other Stock-based awards under the Plan (other than Options) shall not be required to make any payment or provide consideration other than the rendering of services.

     (d) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     Section 11.    Taxes.  (a) Optionees shall make arrangements satisfactory to the Committee regarding payment of any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any income which the Optionee is required, or elects, to include in his or her gross income and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. Anything contained herein to the contrary notwithstanding, the Committee may, in its sole discretion, authorize acceptance of Stock received in connection with the grant or exercise of an Option or otherwise previously acquired in satisfaction of withholding requirements.

     (b) Notwithstanding any provisions to the contrary in this Section 11, an Insider may only satisfy tax withholding requirements with the settlement of a stock appreciation right or with shares of the Company’s Common Stock if he or she has held such stock or stock appreciation right for at least six (6) months or the cash settlement of the tax obligation occurs no earlier than six (6) months after the date of an irrevocable election made by an Insider.

     Section 12.    Effective Date of the Plan.  The Plan shall be effective on the date it is approved by a majority of the votes cast at a duly convened meeting of shareholders.

     Section 13.    Term of the Plan.  No Option shall be granted pursuant to the Plan after May 9, 2015, but Options theretofore granted may extend beyond that date.

CANARGO ENERGY CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANARGO ENERGY CORPORATION FOR ANNUAL MEETING
OF STOCKHOLDERS ON MAY 9, 2005

The undersigned hereby constitutes and appoints David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Common Stock of CanArgo Energy Corporation held of record by the undersigned on March 14, 2005 as if personally present at the annual meeting of stockholders to be held on May 9, 2005, and any adjournment or postponement thereof, as designated below:

(1)	ELECTION OF DIRECTORS	☐	FOR ALL NOMINEES listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees as listed below

Russ Hammond, David Robson, Nils N. Trulsvik, Vincent McDonnell, Michael Ayre

(INSTRUCTION: To withhold authority to vote for any nominee, draw a line through his name above.)

(2)	TO APPROVE THE COMPANY’S CHANGE OF CONTROL STOCK OPTION PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, THE APPROVAL OF THE CHANGE OF CONTROL STOCK OPTION PLAN AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY IS TO BE RECEIVED BY SIGNATURE STOCK TRANSFER INC, 2301 OHIO DRIVE-SUITE 100, PLANO, TEXAS USA 75093, OR FAX TO +1 (972) 612-4122 TO BE RECEIVED ON OR PRIOR TO MAY 6, 2005, 3:00 p.m. U.S. EASTERN DAYLIGHT SAVINGS TIME.

Dated: ______________________________ , 2005	______________________________
Signature(s)
IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

Please indicate whether you intend to attend this meeting:	☐ Yes	☐ No

Householding Election: Please indicate if you consent to receive certain future investor communications in a single package per household:	☐ Yes	☐ No

CANARGO ENERGY CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANARGO ENERGY CORPORATION FOR ANNUAL MEETING
OF STOCKHOLDERS ON MAY 9, 2005

The undersigned hereby authorise Den norske Bank ASA to constitute and appoint David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Voting Securities of CanArgo Energy Corporation held of record by the undersigned on 14th March 2005 at the Annual Meeting of Stockholders to be held on 9th May 2005, or any adjournment of postponement thereof, as designated below:

(1)	ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Russ Hammond, David Robson, Nils N. Trulsvik, Vincent McDonnell, Michael Ayre

(INSTRUCTION: To withhold authority to vote for any nominee, draw a line through his name above)

(2)	TO APPROVE THE COMPANY’S CHANGE OF CONTROL STOCK OPTION PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES, THE APPROVAL OF THE CHANGE OF CONTROL STOCK OPTION PLAN AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY TO THE ADDRESS OR FAX BELOW. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY IS TO BE RECEIVED BY DEN NORSKE BANK, REGISTRARS DEPARTMENT, DEN NORSKE BANK ASA, VERDIPAPIRSERVICE, STRANDEN 21, 0021 OSLO, NORWAY. FAX NUMBER: +47 22 48 11 71 ON OR PRIOR TO 3rd May 2005 13:00 HOURS CENTRAL EUROPEAN TIME.

Dated: ______________________________, 2005	______________________________
Signature(s)

______________________________
Print Name

IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

Please indicate whether you intend to attend this meeting:	☐ Yes	☐ No

Householding Election: Please indicate if you consent to receive certain future investor communications in a single package per household:	☐ Yes	☐ No